UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

ARCHSTONE-SMITH TRUST
(Exact name of registrant as specified in charter)

        Maryland                             1-16755                             84-1592064
(State or other jurisdiction         (Commission File Number)         (I.R.S. Employer Identification No.)
    of Incorporation)

       9200 E. Panorama Circle, Suite 400, Englewood, Colorado                  80112
              (Address of Principal Executive Offices)                       (Zip Code)

(Registrant's Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

        On October 20, 2004, Archstone-Smith Trust issued a press release announcing that the company dispels merger rumors. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit 99.1    Press Release dated October 20, 2004.

(Signature Page Follows)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             ARCHSTONE-SMITH TRUST

  Dated: October 21, 2004                    By: /s/ R. Scot Sellers
                                             Name:  R. Scot Sellers
                                             Title: Chairman and Chief Executive
                                                    Officer